UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
October 20, 2006

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
On October 20, 2006, OSI Pharmaceuticals, Inc. (“OSI”) announced that its 2.0% Convertible Senior Notes due 2025 (the “Notes”) are now convertible at the option of the holders and will remain convertible through December 29, 2006, the last trading day of the current fiscal quarter, as provided for in the Indenture governing the Notes. A copy of OSI’s press release, dated October 20, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
A notice setting forth the procedures for converting the notes has been provided to the holders of the Notes in accordance with the terms of the Indenture and is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 20, 2006

99.2	Form of Notice to Holders of 2.0% Convertible Senior Notes due 2025

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
		Name:	Barbara A. Wood
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 20, 2006

99.2	Form of Notice to Holders of 2.0% Convertible Senior Notes due 2025